Exhibit 10.192

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

THIS FOURTH AMENDMENT (the “Amendment") is entered into by and among FIFTH THIRD BANK, an Ohio banking corporation (the “Lender"), 23HUNDRED, LLC, a Delaware limited liability company (the “Original Borrower"), SH 23HUNDRED TIC, LLC, a Tennessee limited liability company ("SH") and BGF 23HUNDRED, LLC, a Delaware limited liability company ("BGF") (collectively, the Original Borrower, SH and BGF shall be referred to as "Borrowers").

WITNESSETH:

WHEREAS:

A.           The Original Borrower and Lender entered into a Construction Loan Agreement (the “Original Loan Agreement"), dated as of October 18, 2012, for a loan in the original principal amount of $23,569,000.00. The Original Borrower and Lender subsequently have amended the Original Loan Agreement pursuant to the First Amendment to Construction Loan Agreement, dated as of November 1, 2012 (the “First Amendment"), the Second Amendment to Construction Loan Agreement, dated as of March 12, 2014 (the "Second Amendment"), and the Third Amendment to Construction Loan Agreement, dated as of July 28, 2014 (the "Third Amendment") (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is herein referred to as the “Loan Agreement").

B.           Pursuant to the terms of the Loan Agreement, the Original Borrower executed a Promissory Note (the “Note") dated October 18, 2012, in favor of Lender in the original principal amount of $23,569,000.00.

C.           The obligations of the Original Borrower under the Loan Agreement and Note are secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record as Instrument No. 20121022-0096448 in the Register of Deeds for Davidson County, Tennessee (the “Deed of Trust").

D.           The purpose of the Loan was to provide funding to the Original Borrower to construct a residential apartment complex on certain property located at 2300 Franklin Pike, Nashville, Tennessee (the "Property").

E.           The Original Borrower has requested the consent of Lender to the transfer of portions of its fee interest in the Property to SH and BGF, which entities, along with the Original Borrower, would own fee title to the Property as tenants in common following the transfer.

F.           Lender has consented to the proposed transfer on the condition, among others, that the Borrowers enter into this Amendment on the terms and conditions provided hereinafter, and into the Assumption Agreement dated on the same date hereof by and among the Borrower and Lender.

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NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.          Use of Terms. All references to "Borrower" in the Loan Agreement, as amended hereby, shall be deemed to refer to one or more (or all) of the Borrowers, as the context requires. It is the intent of the parties hereto in making any determination under the documents executed in connection with the Loan (collectively, “Loan Documents"), including, without limitation, in determining whether (a) a breach of a representation, warranty or a covenant has occurred or (b) there has occurred an Event of Default that any breach, occurrence or event with respect to any of the Borrowers shall be deemed to be a breach, occurrence or event with respect to all of the Borrowers, and that all of the Borrowers need not have been involved with or be the subject of such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every all Borrowers and the Loan.

2.          Definitions. The following definitions in Section 1 of the Loan Agreement are amended and restated as follows:

(a)          "Manager" means (i) BR Stonehenge 23Hundred JV, LLC, with respect to 23Hundred, LLC; (ii) Stonehenge 23Hundred JV Member, LLC, with respect to SH 23Hundred TIC, LLC; and (iii) Bluerock Growth Fund, LLC, with respect to BGF 23Hundred, LLC.

(b)          "Member" means (i) BR Stonehenge 23Hundred JV, LLC, with respect to 23Hundred, LLC; (ii) Stonehenge 23Hundred JV Member, LLC, with respect to SH 23Hundred TIC, LLC; and (iii) Bluerock Growth Fund, LLC, with respect to BGF 23Hundred, LLC.         ·

(c)          “Operating Agreement" means (i) with respect to 23Hundred, LLC, the Amended and Restated Limited Liability Company Agreement of 23Hundred, LLC; (ii) with respect to SH 23Hundred TIC, LLC, the Operating Agreement of SH 23Hundred TIC, LLC; and (iii) with respect to BGF 23Hundred, LLC, the Limited Liability Company Agreement of BGF 23Hundred, LLC.

3.          The following is added as Section 2.9 of the Loan Agreement:

2.9          Joint and Several Liability. Each of the Borrowers shall be jointly and severally liable for payment of the Indebtedness and performance of all other obligations of all Borrowers (or any of them) under this Agreement and any other Loan Document.

4.          The following is added to the Loan Agreement as Section 8.16:

8.16        Tenancy-in-Common Agreement; Waiver of Partition, Etc.

(a)          Each of the Borrowers shall comply in all material respects with the terms and provisions of, and take commercially reasonable measures to enforce its rights under, that certain Tenants in Common Agreement dated as of December 9, 2014 among the Borrowers (the "TIC Agreement"). Each of the Borrowers will (i) notify Lender of any default by any of the Borrowers under the TIC Agreement, and (ii) furnish to Lender a copy of any notice, communication, or other instrument or document received or given by any of the Borrowers under or relating to the TIC Agreement.

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(b)          None of the Borrowers shall not terminate, cancel, modify, amend, replace, or transfer its interest in or rights under the TIC Agreement without the prior written consent of Lender, which consent shall not be unreasonably withheld. No organizational documents of any of the Borrowers shall be terminated, cancelled, modified, amended, or replaced without the prior written consent of Lender, which consent shall not be unreasonably withheld.

(c)          Each of the Borrowers agrees that its rights under the TIC Agreement are and shall at all times be subject and subordinate to the rights of Lender under the Loan Documents. Each of the Borrowers agrees that the TIC Agreement shall automatically terminate upon Lender's acquisition of the Property (whether by judicial or non-judicial foreclosure, deed in lieu of foreclosure, or otherwise). Each of the Borrowers hereby acknowledges and agrees that the TIC Agreement does not constitute a lien upon the Property, notwithstanding that the TIC Agreement may provide otherwise or that the TIC Agreement or a memorandum thereof may be recorded. In the event of any conflicts or inconsistencies between the terms and conditions of the TIC Agreement on the one hand, and the terms and conditions of the Loan Documents on the other hand, the .terms and conditions of the Loan Documents shall prevail.

(d)          Without limiting any provision of the TIC Agreement, each of the Borrowers hereby (i) waives any right to (and agrees not to) file any action for partition or other action of a similar nature with respect to the Property, and (ii) waives any lien or other rights under the TIC Agreement regarding the Property, in each case with respect to clauses (i) and (ii) above until the Indebtedness has been paid in full.

(e)          Lender is and shall be a third-party beneficiary of the TIC Agreement.

(f)          Each of the Borrowers represents and warrants to Lender that (i) the TIC Agreement is valid, binding, and in full force and effect, and is enforceable against each of the Borrowers, (ii) the TIC Agreement has not been modified or amended except as disclosed in writing to Lender, (iii) no default exists under the TIC Agreement on the part of any of the Borrowers, nor has any event or condition occurred that with the passage of time and/or the giving of notice would constitute a default under the TIC Agreement, and (iv) each of the Borrowers owns the undivided percentage ownership interest in the Property set forth opposite its name as follows:

Percentage
Borrower	Ownership Interest
23Hundred, LLC	42.2287%
SH 23Hundred TIC, LLC	34.8383%
BGF 23Hundred, LLC	22.9330%

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5.          Section 11.1 is amended to add the following:

(ee)         Any of the Borrowers fails to comply with the terms and conditions of (i) Section 8.16 hereof; (ii) the TIC Agreement, or (iii) the Lender requirements contained in their respective Operating Agreements.

6.          Section 12.5 is amended to add the following:

To:	SH 23 Hundred TIC, LLC
c/o Stonehenge Real Estate Group, LLC
3200 West End Avenue, Suite 500
Nashville, TN 37203
Attention: Todd Jackovich

with a copy to:	Nelson Mullins Riley & Scarborough LLP
Atlantic Station
201 17th Street NW, Suite 1700
Atlanta, GA 30363
Attention: Eric R. Wilensky, Esq

To:	BGF 23 Hundred, LLC
c/o Bluerock Residential Growth REIT, Inc.
712 Fifth Avenue
Ninth Floor
New York, New York 10019
Attention: Michael Konig

with a copy to:	Kaplan Voekler Cunningham & Frank, PLC
1401 E. Cary St. Richmond, VA 23219
Attention: Richard P. Cunningham, Esq.

7.          This Amendment may be executed in multiple counterparts, each of which shall be deemed to be the original, and all of which together shall be considered one and the same document.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

COUNTERPART SIGNATURE PAGES FOLLOW

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COUNTERPART SIGNATURE PAGE TO

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

EXECUTED by the undersigned to be effective as of December 9, 2014.

LENDER:

FIFTH THIRD BANK, an Ohio banking
corporation

By:	/s/ Grady Thurman
Grady Thurman, Vice President

BORROWERS:

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company, its Sole Member

By:	BR Berry Hill Managing Member, LLC, a Delaware
limited liability company, its Member and Manager

By:	BEMT Berry Hill, LLC, a Delaware limited liability
company, its Member and Manager

By:	Bluerock Residential Holdings, LP, a
Delaware limited partnership, as its Member

By:	Bluerock Residential Growth REIT,
Inc., a Maryland corporation, its
General Partner

By:	/s/ Michael L. Konig
Senior Vice President and
Chief Operating Officer

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COUNTERPART SIGNATURE PAGE TO

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

SH 23HUNDRED TIC, LLC, a Tennessee limited liability company

By:	Stonehenge 23Hundred JV Member, LLC, a Tennessee
limited liability company

By:	Stonehenge 23Hundred Manager, LLC, a Tennessee
limited liability company, its Manager

By:	Stonehenge Real Estate Group, LLC, a
Georgia limited liability company, its
Manager

By:	/s/ Todd Jackovich
Todd Jackovich, its Manager

BGF 23HUNDRED, LLC, a Delaware limited liability company

By:	Bluerock Growth Fund, LLC, a Delaware limited
liability company, its Sole Member

By:	BR Fund Manager, LLC, a Delaware limited
liability company, its Member and Manager

By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

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